UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
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Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH     45177
(Address of principal executive offices)        (Zip Code)

(937) 382-5591
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 22, 2024, Michael L. Berger, President, and Quint O. Turner, Chief Financial Officer, of Air Transport Services Group, Inc. ("ATSG" or the "Company") gave a presentation at ATSG's Annual Meeting of Stockholders for 2024 (the "2024 Annual Meeting") concerning the Company's financial results for 2023 and outlook for 2024. A copy of the presentation is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2024, the Company held its 2024 Annual Meeting. At the close of business on March 25, 2024, the voting record date, there were 65,683,885 shares of common stock outstanding and entitled to vote. At the 2024 Annual Meeting, 59,879,126, or 91.2%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person. The voting results for each of the proposals are set forth below.

(i) Directors elected at the 2024 Annual Meeting for a one-year term to expire at the 2025 Annual Meeting of Stockholders:

Number of Votes Cast:	For	Against	Abstain	Broker Non-Votes

Phyllis J. Campbell	52,591,297	1,541,340	1,605,200	4,141,289
Jeffrey A. Dominick	52,579,978	1,572,212	1,585,647	4,141,289
Joseph C. Hete	53,269,703	837,772	1,630,362	4,141,289
Raymond E. Johns, Jr.	53,764,344	389,892	1,583,601	4,141,289
Laura J. Peterson	52,432,443	1,718,367	1,587,027	4,141,289
Randy D. Rademacher	51,706,806	2,446,349	1,584,682	4,141,289
J. Christopher Teets	52,320,195	1,835,500	1,582,142	4,141,289
Jeffrey J. Vorholt	52,986,107	1,169,367	1,582,363	4,141,289
Paul S. Williams	41,550,293	12,605,342	1,582,202	4,141,289

(ii) Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2024:

Number of Votes Cast:
For	Against	Abstain
56,912,795	1,368,412	1,597,919

(iii) Approval, on an advisory basis, of the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the 2024 Annual Meeting:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
53,472,264	674,045	1,591,528	4,141,289

(iv) A stockholder proposal regarding disclosure of managing climate risk through science-based targets and transition planning:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
15,802,237	37,530,151	2,405,449	4,141,289

Item 8.01 Other Events.

On May 22, 2024, the Company issued a press release announcing the results of the 2024 Annual Meeting described in Item 5.07 above. The text of the press release is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Presentation from the 2024 Annual Meeting for Air Transport Services Group, Inc. on May 22, 2024.
99.2*	Press release issued by Air Transport Services Group, Inc. on May 22, 2024, announcing the results of the 2024 Annual Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 23, 2024